UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2023

E2open Parent Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39272	86-1874570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 Great Hills Trail, Suite 300E
Austin, TX
(address of principal executive offices)
78759
(zip code)
866-432-6736
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ETWO	New York Stock Exchange
Warrants to purchase one share of Class A Common Stock at an exercise price of $11.50	ETWO-WT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company s defined in Rule 405 of the securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into A Material Definitive Agreement.

On June 16, 2023, Goldman Sachs Bank USA, as administrative agent, and the financial institutions parties thereto as lenders and issuing banks entered into Amendment No. 4 to Credit Agreement (the “Credit Agreement Amendment”), which amends that certain Credit Agreement dated as of February 4, 2021 (the “Existing Credit Agreement” as later amended and restated).

Under the Credit Agreement Amendment, the Eurocurrency Rate ceased to be applicable and was replaced by the SOFR Rate which is the Secured Overnight Financing Rate which shall be determined by the Federal Reserve Bank of New York and set forth on its website. No loans will use the SOFR Rate prior to June 30, 2023.

The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the complete terms of the Credit Agreement Amendment which is filed as Exhibit 10.1 to this Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Credit Agreement Amendment is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit Number		Description
10.1	—	Amendment No. 4 to Credit Agreement
104	—	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURE

Pursuant to the Requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

E2open Parent Holdings, Inc.

Date: June 21, 2023	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton
Executive Vice President and General Counsel